<u>CONSULTING AGREEMENT</u>
(Independent Contractor)

This CONSULTING AGREEMENT (the "Agreement") is entered into as of November 1, 2017, by and between Cheelegal (Pty) Ltd (a company incorporated in accordance with the laws of South Africa). ("Consultant"), and Corix Bioscience, Inc. ("Corix") a Wyoming corporation listed on OTCQB as CXBS (the "Company").

In consideration of the mutual promises set forth herein, the sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. <u>Consulting Services</u>. Consultant hereby agrees to provide and perform for the benefit of the Company certain corporate financial advisory services (each individually, a "Service" and collectively, the "Services"), as may be requested by the Company from time to time, and the Company hereby hires and engages Consultant to provide and perform the same.

2. <u>Consulting Fees</u>. For the services hereunder, subject to any applicable regulatory approvals, for undertaking this engagement and for services rendered, the Company agrees to issue, or have issued, to the Consultant a "Commencement Bonus" of 700,000 (Seven Hundred Thousand) shares of the Company's common stock ("Common Stock"). This "Commencement Bonus" shall be fully paid and non-assessable and stock certificates representing the Commencement Bonus shall be issued and delivered to Consultant within 15 days of execution of this Agreement.

These shares of Common Stock, when issued to Consultant, will be duly authorized, validly issued and outstanding, fully paid and nonassessable and will not be subject to any liens or encumbrances. Securities shall be issued to Consultant in accordance with a mutually acceptable plan of issuance as to relieve securities or Consultant from restrictions upon transferability of shares in compliance with applicable registration provisions or exemptions.

3. <u>Term of Agreement</u>. The term of this Agreement shall commence as of the date first set forth above, and shall be effective for a period of six (6) calendar months and may be terminated by the Company or Consultant with thirty (30) days written notice delivered to either party. Notwithstanding anything to the contrary herein contained, in the event of termination of the agreement by either party in terms this clause 3, the Consultant shall retain ownership in and to the Commencement Bonus

4. <u>Expenses</u>. The Consultant will not be reimbursed for any expenses incurred in connection with providing the Services of this Agreement unless otherwise agreed between the Consultant and the Company in writing.

5. <u>Independent Contractor Status</u>. The relationship of Consultant to the Company is that of an independent contractor, and nothing herein shall be construed or deemed as creating any other relationship. Without limiting the foregoing, the relationship between the parties hereto shall not be deemed to be that of an employer-employee, joint venture, or partnership. The Company acknowledges that it remains solely responsible for the conduct and operation of its business and that the Consultant makes no representation or warranty and assumes no liability with respect to the outcome or result of any particular course of action or operation of the Company's business.

6. <u>Confidential Information</u>. The Consultant acknowledges that certain of the material and information made available to the Consultant by the Company in the performance of the Services (the "Confidential Information") will be of a confidential nature. The Consultant recognizes that the Confidential Information is the sole and exclusive property of the Company, and the Consultant shall use its best efforts and exercise utmost diligence to protect and maintain the confidentiality of the Confidential Information. The Consultant shall not, directly or indirectly, use the Confidential Information for its own benefit, or disclose to another any Confidential Information, whether or not acquired, learned, obtained or developed by the Consultant alone or in conjunction with others, except as such disclosure or use may be required in connection with the performance of the Services or as may be consented to in writing by the Company.

7. Assignability. This Agreement shall be binding upon and inure to the benefit of the parties, their legal representatives, successors, and assigns. This Agreement may not be assigned, transferred, conveyed, or encumbered, whether voluntarily or by operation of law, by either Party without the prior written consent of the other Party (which may be granted or withheld in its sole and absolute judgment), subject and except to, that the Consultant shall be entitled to assign and transfer the Commencement Bonus to a third party without the prior written consent of the other party.

8. Indemnification. The Company warrants and represents that all oral communications, written documents or materials furnished to Consultant or the public by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate in all material respects and Consultant may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless Consultant against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from Consultant's communication or dissemination of any said information, documents or materials excluding any such claims or litigation resulting from Consultant's communication or dissemination of information not provided or authorized by the Company.

9. Notices, Etc. All notices, demands, and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile or similar transmission) and mailed (by certified mail, return receipt requested), sent, or delivered (including by way of overnight courier service).

(i) if to Consultant, to:

Cbeelegal (Pty) Ltd.
Morne Van Dyk, Director
20 Aleppo Crescent,
Centurion
Gauteng, South Africa
0157
Email: mornevand@gmail.com

or (ii) if to the Company, to:

Corix Bioscience, Inc.
Michael Ogburn, CEO
18622 Macarthur Boulevard, Suite 200
Irvine, CA, 92612
Tel: 929-440-3232
Email: mogburn@CorixBioscience.com

or, as to each party, to such other person and/or at such other address or number as shall be designated by such party in a written notice to the other party. All such notices, demands, and communications shall be effective when sent; provided, however, that if sent by facsimile transmission, notices, demands, and other communications shall be confirmed by same day certified mail, return receipt requested.

10. Amendments, Etc. No modification, amendment, or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto. Any waiver of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

11. Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties and supersedes all previous understandings, agreements, communications, and representations, whether written or oral, concerning the treatment of information and other matters to which this Agreement relates.

12. No Waiver; Remedies. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or

partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

13. Severability. Any provision of this Agreement which is prohibited, unenforceable, or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability, or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability, or legality of such provision in any other jurisdiction.

14. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of State of California, USA without giving effect to conflict of laws.

15. Captions. The captions contained in this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions of this Agreement.

16. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. One or more counterparts of this Agreement may be delivered via telecopier with the intention that they shall have the same effect as an original executed counterpart hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

Cheelegal (Pty) Ltd.

Signature: ____________________

Name: Morné van Dyk

Title: Director

Corix Bioscience, Inc.

Signature: ____________________

Name: Michael Ogburn

Title: CEO